                       VALUE CITY DEPARTMENT STORES, INC.

                      ------------------------------------


                                   Exhibit 25

                      ------------------------------------

                                POWER OF ATTORNEY

         Each of the undersigned officers and directors of Value City Department Stores, Inc. (the "Corporation"), hereby appoints Robert M. Wysinski and Richard
L. Walters as his attorneys or either of them, with the power to act without the other, as his attorney, to sign, in his name and on his behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Registration Statement on Form S-8 (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, 80,000 shares of Common Stock, without par value, to be sold and distributed by the Corporation pursuant to the Corporation's Non-Employee Director Stock Option Plan (the "Plan") and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys and each of them full power and authority to do and perform in the name and on behalf of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed these presents this 31st day of October, 1996.

           Signature                                            Title
           ---------                                            -----

  /s/Jay L. Schottenstein                       Chairman of the Board of Directors
---------------------------------                     (Principal Executive Officer)
  Jay L. Schottenstein

  /s/Saul Schottenstein                               Vice Chairman of the Board of Directors
---------------------------------
  Saul Schottenstein

  /s/George A. Iacono                                 President and Director
---------------------------------
  George A. Iacono

  /s/Robert M. Wysinski                               Senior Vice President, Chief Financial Officer,
---------------------------------                     Treasurer , Secretary, and Director
  Robert M. Wysinski                                  (Principal Financial Officer)


  /s/Richard L. Walters                               Controller, Vice President, Assistant
---------------------------------                     Treasurer and Assistant Secretary
  Richard L. Walters                                  (Principal Accounting Officer)



  /s/Geraldine Schottenstein                          Director
---------------------------------
  Geraldine Schottenstein

  /s/Jon P. Diamond                             Director
---------------------------------
  Jon P. Diamond

  /s/Dr. Norman Lamm                                  Director
---------------------------------
  Dr. Norman Lamm

  /s/Richard Gurian                             Director
---------------------------------
  Richard Gurian

  /s/Robert L. Shook                            Director
---------------------------------
  Robert L. Shook
